UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

AMERICAN BIO MEDICA CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY	12106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 518-758-8158

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 19, 2014, the American Bio Medica Corporation (the “Company”) Board of Directors appointed Melissa A. Waterhouse as the Company’s Chief Executive Officer and Principal Accounting and Financial Officer. Waterhouse was previously appointed to the position of interim Chief Executive Officer/Chief Financial Officer in October 2013. A copy of Waterhouse’s employment contract is filed as an exhibit to this report.

The Company’s Board of Directors also appointed Waterhouse to the Board of Directors to fill a vacancy created when the Company’s previous Chief Executive Officer Stan Cipkowski passed away in October 2013. Waterhouse will, at a minimum, serve on the Board of Directors throughout the remaining term of the Cipkowski seat, or until June 2015.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of the Shareholders of the Company held on June 19, 2014 (the “Annual Meeting”), at the Company’s corporate offices in Kinderhook, New York, the following matters were voted upon.

PROPOSAL NUMBER 1 – ELECTION OF DIRECTORS

Total Shares in Attendance:	18,385,698	Total Shares Outstanding (as of April 21, 2014): 23,168,155

Percent of Shares Voted:	79.4

Director	For	Percent	Withheld	Percent	Broker Non-Vote

Edmund M. Jaskiewicz	3,267,567	97.9	70,812	1.3	12,915,764
Jean Neff	3,247,879	97.3	90,500	1.7	12,915,764

PROPOSAL NUMBER 2 – RATIFICATION OF AUDITORS

Total Shares in Attendance:		18,385,698	Total Shares Outstanding (as of April 21, 2014): 23,168,155

Percent of Shares Voted:		79.4

For	Percent	Against	Percent	Abstain	Percent	Broker Non-Vote

15,349,049	97.0	468,504	3.0	436,590	NA	0

A description of the proposals can be found in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 25, 2014.

The nominees for election to the Board of Directors were elected for three-year terms ending in 2017, or until their successor(s) is/are elected and duly qualified. In addition to the directors elected at the Annual Meeting, Richard P. Koskey and Carl A. Florio continued their term of office after the Annual Meeting.

There were no other matters voted upon at the Annual Meeting other than the Proposals noted above.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.40	Employment Agreement between the Company and Melissa A. Waterhouse

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
Chief Executive Officer (Principal Executive Officer)
Principal Financial Officer

Dated: June 24, 2014